                                                                    EXHIBIT 4.1



NUMBER
SHARES

                          WESTSTAR ENVIRONMENTAL, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                CUSIP 961533 10 6
                    See Reverse Side For Certain Definitions



COMMON STOCK


This Certifies that
         is the record holder of



    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

Weststar Environmental, Inc. (The "Corporation"). The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Corporation's transfer agent and registrar.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated

                                    [GRAPHIC]


      /S/ JIMMY RICKS                                /S/ MICHAEL E. RICKS
         Secretary                                         President



COUNTERSIGNED AND REGISTERED:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                   2 BROADWAY
                            NEW YORK, NEW YORK 10004

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR



                                                            AUTHORIZED SIGNATURE

                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common                UNIF GIFT MIN ACT  - ...Custodian...

                                                    (Cust)                    (Minor)
     TEN ENT   - as tenants by the entireties        under Uniform Gifts to Minors
                                                     Act......................
                                                            (State)
     JT TEN    - as joint tenants with right of
                 survivorship and not as tenants
                 in common
                 Additional abbreviations may also be used though not in the above list

For value received                         hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

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----------------------------------------------------------------------- Shares
represented by the within Certificate, and so hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

       Dated                             , 19
              ---------------------------       ---------
                   In presence of


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